Exhibit 21.1

                                         List of Subsidiaries
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                        Subsidiary                                            Jurisdiction of Formation
                        ----------                                            -------------------------
           Auldana Beach Pty Limited                                                  Australia
           Austar Entertainment Pty Limited                                           Australia
           Austar Retail Pty Limited                                                  Australia
           Austar Satellite Pty Limited                                               Australia
           Austar Services Pty Limited                                                Australia
           Carryton Pty Limited                                                       Australia
           Century United Programming Ventures Pty Limited                            Australia
           Chippawa Pty Limited                                                       Australia
           CTV Pty Limited                                                            Australia
           Dovevale Pty Limited                                                       Australia
           Grovern Pty Limited                                                        Australia
           Ilona Investments Pty Limited                                              Australia
           Jacolyn Pty Limited                                                        Australia
           Keansburg Pty Limited                                                      Australia
           Kidillia Pty Limited                                                       Australia
           Kiwi Cable Company Limited                                                 New Zealand
           Lystervale Pty Limited                                                     Australia
           Maxi-Vu Pty Limited                                                        Australia
           Minorite Pty Limited                                                       Australia
           Orloff Pty Limited                                                         Australia
           Palara Vale Pty Limited                                                    Australia
           Saturn Communications Limited                                              New Zealand
           Selectra Pty Limited                                                       Australia
           Societe Francaise des Communications et du Cable S.A.                      France
           STV Pty Limited                                                            Australia
           Telefenua S.A.                                                             French Polynesia
           UIH AML, Inc.                                                              Colorado
           UIH Austar, Inc.                                                           Colorado
           UIH Austar Transponder, Inc.                                               Colorado
           UIH Australia Holdings, Inc.                                               Colorado
           UIH Australia/Pacific Finance, Inc.                                        Colorado
           UIH New Zealand Holdings, Inc.                                             Colorado
           UIH-SFCC, L.P.                                                             Colorado
           UIH-SFCC Holdings, L.P.                                                    Colorado
           UIH-SFCC II, Inc.                                                          Colorado
           UIH XYZ Holdings, Inc.                                                     Colorado
           United Wireless, Inc.                                                      Colorado
           United Wireless Pty Limited                                                Australia
           Vermint Grove Pty Limited                                                  Australia
           Vinatech Pty Limited                                                       Australia
           Willongong/Microwave Pty Limited                                           Australia
           Windytide Pty Limited                                                      Australia
           Xtek Bay Pty Limited                                                       Australia
           Yanover Pty Limited                                                        Australia

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